UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2022

HEMISPHERE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35886 (Commission File No.)	80-0885255 (IRS Employer Identification No.)

4000 Ponce de Leon Boulevard

Suite 650

Coral Gables, FL 33146

(Address of principal executive offices)

(305) 421-6364 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HMTV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 8, 2022, Hemisphere Media Group, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of May 9, 2022 (as amended from time to time, the “Merger Agreement”), by and among the Company, Hemisphere Media Holdings, LLC, a Delaware limited liability company and a wholly owned, indirect subsidiary of Hemisphere (“Holdings LLC”), HWK Parent, LLC, a Delaware limited liability company (“Parent”), HWK Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub 1”), and HWK Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Merger Sub 1 (“Merger Sub 2”), pursuant to which (a) Merger Sub 1 will merge with and into the Company, with the Company surviving as the surviving corporation (the “Merger”) and (b) substantially simultaneously with the Merger, Merger Sub 2 will merge with and into Holdings LLC, with Holdings LLC surviving as the surviving company (together with the Merger, the “Mergers”) and approve the transactions contemplated thereby, including the Mergers (the “Merger Agreement Proposal”).

As of August 5, 2022, the record date for the Special Meeting (the “Record Date”), there were 20,827,861 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and 19,720,381 shares of the Company’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Shares”) outstanding. At the Special Meeting, a total of 34,369,563 Shares, equivalent to 211,852,992 votes, representing approximately 84.76% of the outstanding Shares entitled to vote, equivalent to approximately 97.17% of the voting power of the outstanding Shares entitled to vote, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	Merger Agreement Proposal. The proposal to approve and adopt the Merger Agreement, and approve the transactions contemplated thereby, including the Mergers.

(2)	Golden Parachute Proposal. The non-binding, advisory proposal to approve certain compensation arrangements for the Company’s named executive officers in connection with the Mergers.

(3)

Adjournment Proposal. The proposal to approve one or more proposals to adjourn the Special Meeting, if necessary or appropriate, including adjournments to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal.

For more information on each of these proposals, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 10, 2022 (the “Proxy Statement”).

The approval of the Merger Agreement Proposal required the affirmative vote of the holders of (i) at least a majority of the voting power of the outstanding Shares entitled to vote in accordance with the General Corporation Law of the State of Delaware and (ii) at least a majority of the voting power of the outstanding Shares held by the Disinterested Stockholders (as defined in the Proxy Statement).

The approval of the Golden Parachute Proposal required the affirmative vote of the holders of a majority of the voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

The approval of the Adjournment Proposal required the affirmative vote of the holders of a majority of the voting power of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon, assuming that a quorum is present.

For each of the Merger Agreement Proposal, the Golden Parachute Proposal and the Adjournment Proposal, holders of Class A Common Stock and Class B Common Stock voted together as a single class. Each record holder of Class A Common Stock was entitled to one (1) vote for each outstanding share of Class A Common Stock owned of record on the Record Date and each record holder of Class B Common Stock was entitled to ten (10) votes for each outstanding share of Class B Common Stock owned of record on the Record Date.

All three proposals were approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are described below.

(1)	Merger Agreement Proposal:

The total number of the votes (based on the voting power of Shares entitled to vote) with respect to the Merger Agreement Proposal were as follows:

For	Against	Abstain
199,968,012	11,884,980	0

The total number of votes (based on the voting power of Shares held by the Disinterested Stockholders) with respect to the Merger Agreement Proposal were as follows:

For	Against	Abstain
42,518,882	11,884,980	0

(2)	Golden Parachute Proposal:

The total number of the votes (based on the voting power of Shares entitled to vote) with respect to the Golden Parachute Proposal were as follows:

For	Against	Abstain
201,902,064	9,950,386	542

(3)	Adjournment Proposal:

The total number of the votes (based on the voting power of Shares entitled to vote) with respect to the Adjournment Proposal were as follows:

For	Against	Abstain
202,434,331	9,418,483	178

Because the Merger Agreement Proposal was adopted by the requisite vote, no adjournment to solicit additional proxies was necessary.

Item 8.01. OTHER EVENTS.

On September 8, 2022, the Company issued a press release (the “Press Release”) announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2022	HEMISPHERE MEDIA GROUP, INC.

		By:	/s/ Alex J. Tolston
Name: Alex J. Tolston
Title: Executive Vice President, Chief Legal Officer and Corporate Secretary